UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934



Date of Report                       July 26, 1995
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                       REPUBLIC SECURITY FINANCIAL CORPORATION
                       ---------------------------------------
               (Exact name of registrant as specified in its charter)


      FLORIDA                     0-14671                      59-2335075
---------------------     --------------------------  -------------------------
(State or other jurisdiction    (Commission                  (IRS Employer
   of incorporation)            File Number)              Identification No.)



    4400 Congress Avenue, West Palm Beach                        33407
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   (Address of principal executive offices)                    (Zip Code)




                                (407) 840-1200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




Republic Savings Financial Corporation (Former name or former address, if changed since last report)
            3970 RCA Blvd., Suite 7000, Palm Beach Gardens, FL 33410
            --------------------------------------------------------

Item 8.     Change in Fiscal Year
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On July 26, 1995, the Board of Directors of Republic Security Financial
Corporation ("RSFC") declared a change in the date of the Company's fiscal year end.

The Company's existing fiscal year end is March 31 and will change to December 31.

The transition period will be reported on Form 10-K, for the nine months ending December 31, 1995.

                     REPUBLIC SECURITY FINANCIAL CORPORATION



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                        Republic Security Financial Corporation
                                        (Registrant)





Date:  August 4, 1995                   /s/ Carla H. Pollard
       --------------                   ---------------------------------------
                                        Carla H. Pollard
                                        Vice President
                                        Controller